Modification No. 3

Regarding

Amended and Restated Loan Agreement

Among

Certain Lenders,

HSBC Bank USA, As Agent

And

MOOG INC.

        This Modification No. 3 dated as of December 17, 2004 ("Modification") to the Amended and Restated Loan Agreement dated as of March 3, 2003 as modified by Modification No. 1 and Modification No. 2 thereto dated as of August 6, 2003 and as of March 5, 2004, respectively (collectively, the "Agreement") is entered into by and among MOOG INC., a New York business corporation ("Moog Inc."), certain lenders which are currently parties to the Agreement ("Lenders"), and HSBC BANK USA, NATIONAL ASSOCIATION, a bank organized under the laws of the United States of America, successor by merger to HSBC Bank USA, as agent for the Lenders ("Agent").

RECITALS

        A.    Moog Inc. has advised the Agent and the Lenders that Moog Inc. intends to make an offering of senior unsecured subordinated notes in an amount up to $150,000,000 and with a stated maturity date in 2015 ("Note Offering"), and Moog Inc. may use the proceeds of the Note Offering to temporarily pay down the Revolving Loan facility under the Agreement or for other corporate purposes.

        B.    Moog Inc. has also advised the Agent and the Lenders that it would be beneficial to Moog Inc. and its Subsidiaries to include Moog Inc.'s subsidiary, Moog Components Group Inc. ("Moog Components") as a borrower for Revolving Loans, Swingline Loans and Letters of Credit under the Agreement.

        C.    Moog Inc. has requested that the Agent and the Lenders modify the Agreement:

(i)	To permit the Note Offering without diminishing the basket for Permitted Indebtedness and, provided the Note Offering occurs, the voluntary prepayment of the Revolving Loan with the proceeds thereof without causing any reduction in the Revolving Loan Maximum Aggregate Principal Amount and without any application thereof to a prepayment of the Term Loan;

(ii)	To permit Moog Components to be a Borrower with respect to Revolving Loans; and

(iii)	To increase the baskets and sublimits for Permitted Acquisitions, Permitted Indebtedness, Consolidated Capital Expenditures and Letters of Credit.

        D.    The Agent and the Lenders are agreeable to the foregoing to the extent set forth in this Modification and subject to each of the terms and conditions stated herein.

        E.    The Borrower and each of the guarantors under the Agreement ("Guarantors") will benefit from the modifications set forth herein.

        NOW, THEREFORE, in consideration of the foregoing and the mutual covenants set forth herein, and of the loans or other extensions of credit heretofore, now or hereafter made by the Lenders, to, or for the benefit of Moog Inc. and its Subsidiaries, the parties hereto agree as follows:

        1.     Definitions. Except to the extent otherwise specified herein, capitalized terms used in this Modification shall have the same meanings specified in the Agreement.

        2.     Modifications.

                (a)     The existing definitions of Borrower and HSBC Bank are deleted and the following new definitions are added to Section 1 as 1.86, 1.87, 1.88 and 1.89 thereto:

"1.86 Borrower" means for the purposes of all articles and
sections of this Agreement except the "Designated
Provisions", as set forth below, (i) either of Moog Inc. or
Moog Components or (ii) collectively, Moog Inc. and
Moog Components as the context requires; and for the
purposes of the Designated Provisions, "Borrower" shall
mean only Moog Inc. The Designated Provisions are
Article 5 and Sections 1.11 through 1.16, 1.27, 1.35, 1.46,
1.55, 1.60, 1.61, 1.62, 1.64, 1.65, 1.84, 6.4, 7.9, 7.10, 7.11,
7.20, 8.3 through 8.6, 8.8, 9.10 and 9.12.

"1.87 HSBC Bank" means HSBC Bank USA, National
Association, a bank organized under the laws of the United
States of America, successor by merger to HSBC Bank
USA.

"1.88 Moog Components" means Moog Components
Group Inc., a New York corporation.

"1.89 Moog Inc." means Moog Inc., a New York
corporation.

                (b)    Subsection (B) of Section 1.60 entitled "Permitted Acquisitions" is deleted and replaced with the following:

"(B) the aggregate consideration paid (whether by means of
transfer of assets, by means of assumption of liabilities or otherwise, other than assumption of trade payables and
accrued short-term liabilities in the ordinary course of
business) by the Borrower and all Subsidiaries in
connection with all acquisitions during the term of this
Agreement does not exceed $50,000,000 and no single
acquisition exceeds $25,000,000 unless specifically
consented to in writing by the Agent and the Required
Lenders, and"

                (c)    Subsection (vii) of Section 1.63 entitled "Permitted Indebtedness" is deleted and replaced with the following:

"(vii) any Indebtedness arising under the Note Offering (as
defined in Modification No. 3 hereof) including any
guaranty thereof by any Subsidiary and renewals,
replacements and refinances thereof, provided such
Indebtedness is subordinated to the Indebtedness under this
Agreement on terms substantially equivalent to those set
forth in the "Subordination" section of the "Description of
Notes" portion of the draft Prospectus Supplement
delivered to the Agent as of the date of Modification No. 3, or in any subsequent version thereof not inconsistent
therewith, unless otherwise approved in writing by the
Agent, or (viii) any other Indebtedness, the aggregate
outstanding amount of which is not more than $50,000,000
at any time."

                (d)    Subsection (iii) of Section 4.1 entitled "Issuance of Letters of Credit" is deleted and replaced with the following:

"(iii) at no time shall the Letters of Credit Outstanding
exceed $30,000,000."

                (e)    The amount "$40,000,000" as set forth in Section 9.10 entitled "Consolidated Capital Expenditures" is deleted and replaced with the amount "$50,000,000."

                (f)    The fourth sentence of Section 2.1 entitled "Making and Obtaining    Revolving Loans" is deleted and replaced with the following:

"The Borrower shall not at any time permit, and no Lender
shall have any obligation to permit: (i) the aggregate
outstanding principal amounts of all Swingline Loans,
Revolving Loans and Letters of Credit Outstanding to
exceed the Revolving Loan Maximum Aggregate Principal
Amount at such time, (ii) the Aggregate outstanding
principal amounts of all Revolving Loan Extensions of
Credit of such Lender to exceed such Lender's
Commitment Percentage of the Revolving Loan Maximum
Aggregate Principal Amount at such time, or (iii) the
aggregate outstanding principal amounts of all Revolving
Loans, Swingline Loans and Letters of Credit Outstanding
to or for the account of Moog Components to exceed
$100,000,000 at such time."

                (g)    The seventh sentence of Section 2.1 entitled "Making and Obtaining Revolving Loans" is deleted and replaced with the following:

"Each request for Revolving Loans shall be made by the
Borrower Representative and shall state (i) the amount
requested as the aggregate principal amounts of such
Revolving Loans, (ii) the Business Day on which such
Revolving Loans are requested to be made, and (iii) the
particular Borrower for which such Revolving Loans shall
be made.

                (h)    The following are added as new Sections 14.19, 14.20 and 14.21 of the Agreement:

"14.19 Appointment of Borrower Representative.

(a) Each Borrower hereby designates Moog Inc. as
such Borrower's representative ("Borrower
Representative") to act on behalf of such Borrower as a
representative and agent to obtain Revolving Loans,
Swingline Loans and Letters of Credit and execute and
deliver documents hereunder, the proceeds of which
Revolving Loans and Swingline Loans shall be available to

each Borrower for the same uses as set forth in Section 7.1
hereof. As the disclosed principal for its agent, each
Borrower shall be obligated to each Lending Entity on
account of Revolving Loans, Swingline Loans and Letters
of Credit as if made directly by such Lending Entity to that
Borrower, notwithstanding the manner by which such loans
and advances are recorded on the books and records of
Borrower Representative and of any other Borrower.

(b) The proceeds of each Revolving Loan and
Swingline Loan shall be deposited by the Agent or
Swingline Lender, as applicable, in the respective accounts
of the Borrower as indicated by the Borrower
Representative. Neither the Agent nor any other Lending
Entity shall have any obligation as to the application of
such proceeds.

14.20 Co-Borrower Provisions.

(a) Each Borrower's obligations are independent
obligations and are absolute and unconditional. Each
Borrower, to the extent permitted by law, hereby waives
any defense to such obligations that may arise by reason of
the disability or other defense or cessation of liability of any other Borrower for any reason other than payment in
full. Each Borrower also waives any defense to such
obligations that it may have as a result of Agent's election of, or failure to exercise any right, power, or remedy,
including, without limitation, the failure to proceed first
against such other Borrower or any security it holds for
such other Borrower's obligations under any Loan
Document, if any. Without limiting the generality of the
foregoing, each Borrower expressly waives all demands
and notices whatsoever (except for any demands or notices,
if any, that such Borrower expressly is entitled to receive
pursuant to the terms of any Loan Document), and consents
and agrees that Agent and/or the Lending Entities may,
without notice (except for such notice, if any, as such
Borrower expressly is entitled to receive pursuant to the
terms of any Loan Document) and without releasing the
liability of such Borrower, extend for the benefit of any
other Borrower the time for making any payment, waive or
extend the performance of any agreement or make any
settlement of any agreement for the benefit of any other

Borrower, and may proceed against each Borrower, directly
and independently of any other Borrower, as such obligee
may elect in accordance with this Agreement.

(b) Upon the occurrence and during the continuance of
any Event of Default, Agent may enforce the Loan
Documents independently as to each Borrower and
independently of any other remedy Agent or any other
Lending Entity at any time may have or hold in connection
with such obligations, and it shall not be necessary for
Agent to marshal assets in favor of any Borrower or any
other Person or to proceed upon or against or exhaust any
security or remedy before proceeding to enforce this
Agreement or any other Loan Documents. Each Borrower
expressly waives any right to require Agent to marshal
assets in favor of any Borrower or any other Person or to
proceed against any other Borrower or any collateral
provided by any Person, and agrees that Agent may
proceed against Borrower, or either of them, or any
collateral in such order as it shall determine in its sole and absolute discretion, or as directed by the Required Lenders, subject to the terms hereof.

(c) Agent may file a separate action or actions against
any Borrower, whether action is brought or prosecuted with
respect to any security or against any other Person, or
whether any other Person is joined in any such action or
actions.

14.20 Guarantee by Moog Inc.

(a) Moog Inc. hereby unconditionally and irrevocably
guarantees, without any setoff or other deduction, the
payment when due whether by acceleration or lapse of time
or otherwise of all obligations of Moog Components now
or hereafter existing under this Agreement or any other
agreement executed by Moog Components in connection
with this Agreement whether such obligations are arising or
accruing prior or subsequent to any commencement of any
case or other proceeding pursuant to any bankruptcy,
insolvency or similar statute and whether or not allowed as
a claim in any such case or other proceeding and including
without limitations any and all Revolving Loans, Swingline
Loans and reimbursement obligations under the Letters of

Credit, without any limitation as to amount. Such
guarantee is continuing, absolute and unconditional and a
guaranty of payment rather than collection. Moog Inc.
shall pay to the Agent on demand each cost and expense
(including but not limited to if the Agent retains counsel for advice, litigation or any other purpose, reasonable attorneys fees and disbursements) hereafter incurred by the Agent in
endeavoring to enforce any obligation of Moog
Components pursuant to this Agreement or preserve or
exercise any right or remedy of the Agent or any Lending
Entity pursuant to this Agreement or arising as a result of
this Agreement. This Section 14.20 shall remain in full
force and effect and shall terminate only upon (a) the
termination of the agreement of each Lending Entity to
extend credit to Moog Components pursuant to this
Agreement and (b) the final indefeasible payment in full of
(i) the obligations of Moog Components under this
Agreement and any other agreement executed in
connection herewith, and (ii) each cost and expense that
Moog Inc. is obligated to pay pursuant to this section of
this Agreement. Until the termination of this section as set forth above, Moog Inc. knowingly, voluntarily,
intentionally and irrevocably waives without any notice
each right of subrogation, indemnification, reimbursement
or contribution and each similar right against Moog
Components heretofore or hereafter arising in connection
with this Agreement or any other agreements in connection
therewith (including but not limited to pursuant to any
agreement providing any collateral)."

                2.1  Limitation on Modifications. The foregoing modifications are only applicable and shall only be effective in the specific instance and for the specific purpose for which made, are expressly limited to the facts and circumstances referred to herein, and shall not operate as (i) a waiver of, or consent to non-compliance with any other provision of theAgreement or any other Loan Document, (ii) a waiver or modification of any right, power or remedy of either the Agent or any Lender under the Agreement or any Loan Document, or (iii) a waiver or modification of, or consent to, any Event of Default or Default under the Agreement or any Loan Document.

        3.    Conditions Precedent. The effectiveness of each and all of the modifications contained in this Modification is subject to the satisfaction, in form and substance satisfactory to the Agent, of each of the following conditions precedent:

                3.1    Documentation.

                        (a)    The parties hereto shall have duly executed and delivered to the Agent fourteen (14) duplicate originals of this Modification.

                        (b)    Moog Inc. and Moog Components shall have duly executed and delivered to the Agent Replacement Revolving Notes in favor of each of the Lenders, in form and content satisfactory to the Agent.

                        (c)    Moog Inc. and Moog Components shall have duly executed and delivered to the Agent a Replacement Swingline Loan Note in favor of the Swingline Lender, in form and content satisfactory to the Agent.

                        (d)    Each of Moog Inc., Moog Components and the other Guarantors shall have executed and delivered to the Agent Reaffirmation and Amendment Agreements in form and content satisfactory to the Agent with respect to each of the Loan Documents executed and delivered by such party reaffirming the continuing effectiveness of such Loan Documents and agreeing that any guaranty or grant of security therein also extends to obligations of Moog Components under the Loan Agreement.

                        (e)    Moog Inc. and Moog Components shall have executed and delivered to the Agent a certificate setting forth the resolutions and other authorizing documents as necessary for the transactions contemplated by this Modification.

                        (f)    Counsel to Moog Inc., Moog Components, and the other Guarantors shall have delivered an opinion to the Agent in form and content acceptable to the Agent, addressed to each Lending Entity and the Agents, and covering such matters as are requested by the Agent and its counsel with respect to this Modification and the Reaffirmation and Amendment Agreements and other documents required in connection herewith.

                3.2    No Default. As of the effective date of this Modification, no Default or Event of Default shall have occurred and be continuing.

                3.3    Representations and Warranties. The representation and warranties contained in Section 4 hereof and in the Agreement shall be true correct and complete as of the effective date of this Modification as though made on such date, unless they specifically speak as of another date.

                3.4    Other. The Agent shall have received such other approvals or documents as any Lender through the Agent may reasonably request, and all legal matters incident to the foregoing shall be satisfactory to the Agent and its counsel.

        4.    Representations and Warranties of Borrower. Moog Inc. and Moog Components hereby represent and warrant as follows:

                4.1    Each of the representations and warranties set forth in the Agreement is true, correct, and complete on and as of the date hereof as though made on the date hereof, unless they specifically speak as of another date and the Agreement and each of the other Loan Documents remains in full force and effect.

                4.2    As of the date hereof, there exists and will exist no Default or Event of Default under the Agreement or any other Loan Document, and no event which, with the giving of notice or lapse of time, or both, would constitute a Default or Event of Default.

                4.3    The execution, delivery and performance by Moog Inc. of this Modification is within Moog Inc.'s corporate powers, have been duly authorized by all necessary corporate action, and do not, and will not, (i) contravene Moog Inc.'s certificate of incorporation or by-laws, (ii) violate any law, including without limitation the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, or any rule, regulation (including Regulations T, U or X of the Board of Governors of the Federal Reserve System) order, writ, judgment, injunction, decree, determination or award, and (iii) conflict with or result in the breach of, or constitute a default under, any material contract, loan agreement, mortgage, deed of trust or any other material instrument or agreement binding on Moog Inc. or any Subsidiary or any of their properties or result in or require the creation or imposition of any lien upon or with respect to any of their properties.

                4.4    The execution, delivery and performance by Moog Components of this Modification is within Moog Component's corporate powers, have been duly authorized by all necessary corporate action, and do not, and will not, (i) contravene Moog Component's certificate of incorporation or by-laws, (ii) violate any law, including without limitation the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, or any rule, regulation (including Regulations T, U or X of the Board of Governors of the Federal Reserve System) order, writ, judgment, injunction, decree, determination or award, and (iii) conflict with or result in the breach of, or constitute a default under, any material contract, loan agreement, mortgage, deed of trust or any other material instrument or agreement binding on Moog Components or any Subsidiary or any of their properties or result in or require the creation or imposition of any lien upon or with respect to any of their properties.

                4.5    This Modification has been duly executed and delivered by Moog Inc., Moog Components and by the other Guarantors, and is the legal, valid and binding obligation of each of them, enforceable against the Moog Inc., Moog Components and each of the other Guarantors in accordance with its terms.

                4.6    No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for (i) the due execution, delivery or performance by Moog Inc., Moog Components and the other Guarantors of this Modification or any other agreement or document related hereto or contemplated hereby to which Moog Inc., Moog Components or any of the other Guarantors is or is to be a party or otherwise bound, or (ii) the exercise by the Agent or any Lender of its rights under the Agreement as modified by this Modification.

        5.    Other.

                5.1    Moog Inc. agrees to pay all out-of-pocket expenses and fees of the Agent in connection with the negotiation, preparation and execution of this Modification including the reasonable fees and disbursements of counsel to the Agent.

                5.2    This Modification may be executed in any number of counterparts and by the parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same agreement.

                5.3    This Modification shall be governed by and construed under the internal laws of the State of New York, as the same may be from time to time in effect, without regard to principles of conflicts of laws.

[Signature Pages Follow]

        The parties hereto have caused this Modification to be duly executed as of the date shown at the beginning of this Modification.

HSBC BANK USA, NATIONAL ASSOCIATION

By:	/s/ John G. Tierney
Name: John G. Tierney
Title: Vice President

MANUFACTURERS AND TRADERS
TRUST COMPANY

By:	/s/ Mark E. Hoffman
Name: Mark E. Hoffman
Title: Vice President

FLEET BANK, A BANK OF AMERICA COMPANY

By:	/s/ Colleen M. O'Brien
Name: Colleen M. O'Brien
Title: Vice President

KEYBANK NATIONAL ASSOCIATION

By:	/s/ William R. Perkins
Name: William R. Perkins
Title: Vice President

BANK OF TOKYO-MITSUBISHI
TRUST COMPANY

By:	/s/ R. Toyoshima
Name: R. Toyoshima
Title: Vice President

Signature Page to Modification No. 3

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Stephen J. Boyd
Name: Stephen J. Boyd
Title: Vice President

JPMORGAN CHASE BANK, N.A.

By:	/s/ Michael E. Wolfram
Name: Michael E. Wolfram
Title: Vice President

CITIZENS BANK OF PENNSYLVANIA

By:	/s/ Edward J. Kloecker, Jr
Name: Edward J. Kloecker, Jr
Title: Vice President

COMERICA BANK

By:	/s/ Sarah R. West
Name: Sarah R. West
Title: Assistant Vice President

SOCIETE GENERALE

By:	/s/ Eric E. O. Siebert
Name: Eric E. O. Siebert
Title: Managing Director

HSBC BANK USA, NATIONAL ASSOCIATION,
as Agent

By:	/s/ John G. Tierney
Name: John G. Tierney
Title: Vice President

Signature Page to Modification No. 3

MOOG INC., as a borrower and as a guarantor

By:	/s/ Robert R. Banta
Name: Robert R. Banta
Title: Executive Vice President

MOOG COMPONENTS GROUP INC., as a borrower
and as a guarantor

By:	/s/ Timothy P. Balkin
Name: Timothy P. Balkin
Title: Treasurer

MOOG FSC LTD., as a guarantor

By:	/s/ Timothy P. Balkin
Name: Timothy P. Balkin
Title: Treasurer

MOOG PROPERTIES, INC., as a guarantor

By:	/s/ Timothy P. Balkin
Name: Timothy P. Balkin
Title: Treasurer

MOOG INDUSTRIAL CONTROLS
CORPORATION, as a guarantor

By:	/s/ Timothy P. Balkin
Name: Timothy P. Balkin
Title: Treasurer

Signature Page to Modification No. 3